SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934
                             (Amendment No. ___)

Filed by the Registrant                               [X]
Filed by a Party other than the Registrant            [ ]
Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ]   Confidential, for Use of Commission Only (as permitted by Rule
      14a-6 (e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec.
      240.14a-12
      -----------------------------------------------------------------
                      INVESCO INTERNATIONAL FUNDS, INC.
               (Name of Registrant as specified in Its Charter)

                      INVESCO INTERNATIONAL FUNDS, INC.
                  (Name of Person(s) Filing Proxy Statement)
      -----------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):
[X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
      14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ]   $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction
            applies:
            ---------------------------------------------------------

      2)    Aggregate number of securities to which transaction
            applies:
            ---------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            ---------------------------------------------------------

      4)    Proposed maximum aggregate value of transaction:
            ---------------------------------------------------------

      5)    Total fee paid:
            ---------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ---------------------------------------------------------

      2)    Form, Schedule or Registration Statement No.:
            ---------------------------------------------------------

      3)    Filing Party:
            ---------------------------------------------------------

      4)    Date Filed:
            ---------------------------------------------------------




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



PRELIMINARY COPY

December 18, 1995



Dear INVESCO International Growth Fund Shareholder:

We are pleased to enclose the Proxy Statement for the February 2, 1996 special shareholders' meeting of your Fund. Please take the time to read the accompanying Proxy Statement and cast your vote, since the matters we are submitting for your consideration are important to the Fund and to you as a shareholder. Your vote is important.

We are asking shareholders to approve a Sub-Advisory Agreement between the Fund's investment adviser, INVESCO Funds Group, Inc. ("INVESCO"), and INVESCO Asset Management Limited ("IAM"). IAM is INVESCO's primary investment management affiliate in Europe. This new agreement will have no effect whatsoever on the services provided to the Fund, and will not affect the Fund's fees and expenses. The individuals who currently are managing the Fund's portfolio will not change.

We also are asking shareholders to approve an increase in the Fund's limit on investing in companies located in developing countries from 10% to 20% of the Fund's total assets. This change is intended to give the Fund's portfolio managers additional investment flexibility in order to assist the Fund in pursuing its investment objective and competing more effectively with its competitors, without unduly increasing the investment risk presented by the Fund's portfolio securities.

The Board of Directors believes that these proposals are in the best interests of shareholders. Therefore, we ask that you read the enclosed material and vote promptly. Should you have any questions, please feel free to call our client service representatives at 1-800-525-8085. They will be happy to answer any questions that you may have. Please note that since each of these proposals requires the affirmative vote of a certain percentage of the Fund's outstanding shares, an abstention on a proposal has the same effect as a negative vote. If we do not receive sufficient affirmative votes to approve these proposals, it may necessitate a further mailing or a telephone canvass. Thank you.

Sincerely,


Dan J. Hesser
President
INVESCO International Funds, Inc. -
  INVESCO International Growth Fund

                      INVESCO INTERNATIONAL FUNDS, INC.
                      INVESCO INTERNATIONAL GROWTH FUND
                            7800 East Union Avenue
                            Denver, Colorado 80237

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 2, 1996


Notice is hereby given that a special meeting of shareholders (the "Meeting") of INVESCO International Funds, Inc. - INVESCO International Growth Fund (the "Fund") will be held at the offices of the Fund, 7800 East Union Avenue, Denver, Colorado 80237 on Friday, February 2, 1996, at 10:00 a.m., Mountain Time, for the following purposes:

1. To approve or disapprove a Sub-Advisory Agreement between the Fund's investment adviser, INVESCO Funds Group, Inc. and INVESCO Asset Management Limited.

2. To approve or disapprove an increase in the Fund's limit on investing in companies located in developing countries from 10% to 20% of the Fund's total assets.

3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

      The directors of the Fund have fixed the close of business on December 12, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

      A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours at the offices of the Fund, 7800 East Union Avenue, Denver, Colorado 80237.

      You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person or by proxy are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the board of directors of the Fund.

                                  IMPORTANT

      Please mark, sign, date and return the enclosed proxy in the accompanying envelope as soon as possible in order to ensure a full representation at the Meeting. The Meeting will have to be adjourned without conducting any business if less than one-third of the eligible shares is represented, and the Fund, in part at shareholders' expense, will have to continue to solicit votes until a quorum is obtained. The Meeting also may be adjourned, if necessary, to continue to solicit votes if less than the required shareholder vote has been obtained to approve Proposals (1) and (2). Your vote, then, could be critical in allowing the Fund to hold the Meeting as scheduled. By marking, signing, and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. Your cooperation will be appreciated.

                                    By Order of the Board of Directors,

                                    Glen A. Payne
                                    Secretary


Denver, Colorado
Dated:  December 18, 1995

                      INVESCO INTERNATIONAL FUNDS, INC.
                      INVESCO INTERNATIONAL GROWTH FUND
                            7800 East Union Avenue
                            Denver, Colorado 80237

             PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD FEBRUARY 2, 1996

                                 INTRODUCTION

      The enclosed proxy is being solicited by the board of directors of INVESCO International Funds, Inc. (the "Company") for use in connection with the special meeting (the "Meeting") of the shareholders of the INVESCO International Growth Fund series of the Company (the "Fund") to be held at 10:00 a.m., Mountain Time, on Friday, February 2, 1996, at the offices of the Fund, 7800 East Union Avenue, Denver, Colorado 80237, and at any adjournment thereof, for the purposes set forth in the foregoing notice. An annual report, including financial statements for the Fund for the fiscal year ended October 31, 1995, will be mailed to shareholders on or about December 29, 1995. In addition, shareholders previously have been sent copies of the Fund's annual report for the fiscal year ended October 31, 1994 and its semi-annual report for the six months ended April 30, 1995. Additional copies of either annual report or the semi-annual report may be obtained without charge by calling 1-800-525-8085 or writing the Fund at P.O. Box 173706, Denver, CO 80217-3706. The approximate mailing date of proxies and this Proxy Statement is December 18, 1995.

      If the enclosed proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. If no instructions are given, such shares will be voted FOR Proposals (1) and (2). One-third of the shares of the Fund entitled to vote, represented in person or by proxy, shall constitute a quorum at the Meeting. The affirmative vote of a "majority of the outstanding voting securities" of the Fund, defined by the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote (A) of 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (B) of more than 50% of the outstanding shares of the Fund, whichever is less, is required to approve Proposals (1) and (2).

      Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention on a particular vote by a shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote, because in order to be approved, the proposals require the affirmative vote of 67% of the shares represented at the Meeting (including abstaining shares), if the holders of more than 50% of the Fund's outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares of the Fund, whichever is less. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum if the beneficial owner has executed and timely delivered the necessary proxy. Where the broker or fiduciary does not receive a proxy from the beneficial owner, and either does not have discretionary voting power or disclaims the power to vote the shares without instructions, the shares will not be counted toward the required quorum and will not be voted on the proposals.

      Execution of the enclosed proxy will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Fund at Post Office Box 173706, Denver, Colorado 80217-3706, execution of a subsequent proxy, or oral revocation at the Meeting) at any time before it is exercised.

      Shareholders of the Fund of record at the close of business on December 12, 1995 (the "Record Date"), are entitled to vote at the Meeting, including any adjournment thereof, and are entitled to one vote for each share, and corresponding fractional votes for fractional shares, on each matter to be acted upon at the Meeting. On the Record Date, __________ shares of the Fund's common stock, $.01 par value per share, were outstanding.

      The following table sets forth, as of December 12, 1995, the beneficial ownership of the Fund's issued and outstanding common stock: (i) by each person who owns beneficially more than 5% of the Fund's common stock, (ii) by each director and executive officer of the Company and (iii) by all directors and executive officers of the Company as a group:

Name and Address of                Amount and Nature of         Percent of
Beneficial Owner                  Beneficial Ownership(1)      Common Stock
-------------------               -----------------------      ------------

Commerce Bank of Kansas City
Trustee for Farmland Industries
Coop Retirement Plan
P.O. Box 13366
Kansas City, MO  64199

_____________                                                           (2)

All directors and executive                                             (2)
officers as a group

     (1) Each beneficial owner has sole voting power and sole investment power with respect to the shares listed next to the owner's respective name, unless otherwise indicated.

      (2)   Less than 1%.

      In addition to the solicitation of proxies by use of the mail, proxies may be solicited by officers of the Company, and by officers and employees of INVESCO Funds Group, Inc. ("INVESCO"), the investment adviser to the Fund, personally or by telephone or facsimile transmission, without special compensation. The costs of printing and mailing proxy materials and the costs and expenses of holding the Meeting and soliciting proxies will be paid one-half by the Fund and one-half by INVESCO.

      The board of directors may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to approve Proposals (1) and
(2). An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares that they are entitled to vote in favor of the proposal, and will vote against adjournment those shares required to be voted against the proposal.

PROPOSAL 1:       APPROVAL OF SUB-ADVISORY AGREEMENT

Introduction

      INVESCO Funds Group, Inc. ("INVESCO"), 7800 East Union Avenue, Denver, Colorado 80237, serves as the Fund's investment adviser, distributor and transfer agent, and administers the business affairs of the Fund. INVESCO is an indirect wholly-owned subsidiary of INVESCO PLC, a global firm that managed approximately $74 billion as of June 30, 1995. INVESCO PLC is headquartered at 11 Devonshire Square, London, EC2M 4YR England, with money managers located in Europe, North America and the Far East. The Fund is managed by a team of portfolio managers based in London.

      Under its Investment Advisory Agreement with the Company, dated April 30, 1993, INVESCO is primarily responsible for providing the Fund with portfolio management and various administrative services, and supervising the Fund's daily business affairs. The Investment Advisory Agreement authorizes INVESCO, at its own expense, to retain companies affiliated with INVESCO to provide the services required under the agreement, provided that INVESCO supervises and remains fully responsible for all such services. With respect to all 38 mutual fund portfolios that it manages, INVESCO has relied on this authority to retain other subsidiaries of INVESCO PLC to provide portfolio management services to the funds, leaving INVESCO with the primary responsibility for providing the funds with various administrative services and supervising their daily business affairs. Pursuant to this authority, INVESCO engaged INVESCO MIM International, Inc. ("IMI"), another indirect wholly-owned subsidiary of INVESCO PLC, to act as sub-adviser to the Fund until December 31, 1993. On that date, IMI ceased doing business as a result of an internal corporate reorganization, and the sub-advisory agreement between INVESCO and IMI was terminated. Since that time, INVESCO has had sole legal responsibility for managing the Fund's portfolio, and the Fund's portfolio managers have been subject to the direction and supervision of INVESCO for this purpose.

As compensation for its advisory services to the Fund, INVESCO receives a monthly fee calculated at an annual rate of 1.00% on the first $500 million of the Fund's average net assets; 0.75% on the next $500 million of the Fund's average net assets; and 0.65% on the Fund's average net assets in excess of $1 billion. During the fiscal year ended October 31, 1995, the advisory fees paid to INVESCO by the Fund totalled $_______. In addition, during that year the Fund paid INVESCO transfer agency and administrative services fees of $_____ and $_____, respectively. On July 1, 1993, the Financial International Growth Fund, a series of Financial Series Trust (the "Predecessor Fund"), was reorganized into the Fund. This reorganization was approved by the shareholders of the Predecessor Fund on May 24, 1993 and, pursuant to the authorization of such shareholders, the Predecessor Fund, as the sole initial shareholder of the Fund, approved the Investment Advisory Agreement between INVESCO and the Company on June 24, 1993 for an initial term expiring April 30, 1995. The Investment
Advisory Agreement has been continued by the Company's board of directors through April 30, 1996.

The Proposed Sub-Advisory Agreement

      At a meeting held on October 25, 1995, the Company's board of directors approved retaining another indirect wholly-owned subsidiary of INVESCO PLC, INVESCO Asset Management Limited ("IAM"), to serve as the investment sub-adviser for the Fund. IAM is INVESCO PLC's primary investment management company in Europe, and is located at 11 Devonshire Square, London, EC2M 4YR England. IAM recently completed its registration with the Securities and Exchange Commission as an investment adviser in the United States. The board of directors, including a majority of the directors who are not "interested persons," as defined in the 1940 Act, of the Company, INVESCO or IAM, also approved a Sub-Advisory Agreement between

INVESCO and IAM with respect to the Fund (the "Sub-Agreement"), and directed that the Sub-Agreement be submitted to the shareholders of the Fund for approval. The Sub-Agreement is substantially similar to the prior sub-advisory agreement between INVESCO and IMI that was in effect until December 31, 1993.

The Sub-Agreement provides that IAM, subject to the supervision of INVESCO and the board of directors of the Company, will manage the investment portfolio of the Fund in conformity with the Fund's investment policies. These management services include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws and Registration Statement, and in any prospectus and/or statement of additional information of the Fund, and
(ii) the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for the Fund, unless otherwise directed by the directors of the Company or INVESCO, and executing transactions accordingly; (d) providing the Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of IAM; (e) determining what portion of the Fund's portfolio should be invested in the various types of securities authorized for purchase by the Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the portfolio securities of the Fund shall be exercised.

IAM is authorized to select broker-dealers for the execution of brokerage transactions for the Fund, subject to the requirement to obtain the most favorable execution and price. After fulfilling such requirement, IAM is authorized to consider whether such firms furnish statistical, research and other information or services to IAM, as well as other factors, in selecting broker-dealers. Such information and services may be of assistance to INVESCO or IAM in making informed investment decisions, and may be used by INVESCO and IAM in servicing all of their respective accounts, not just the Fund.

IAM will pay for maintaining the personnel, office space, equipment and facilities necessary to perform its obligations under the Sub- Agreement. All other expenses in connection with the operation of the Fund are paid by the Fund or INVESCO. The Sub-Agreement provides that, as compensation for its services, IAM will receive from INVESCO, at the end of each month, a fee based upon the average daily value of the Fund's net assets, computed at the following

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



annual rate: 0.25% on the Fund's daily net assets up to $500 million, 0.1875% on the next $500 million of the Fund's daily net assets, and 0.1625% on the Fund's daily net assets in excess of $1 billion. This fee schedule is identical to the fee schedule contained in the previous sub-advisory agreement with IMI. The sub-advisory fee is paid by INVESCO, NOT the Fund, and therefore approval of the Sub-Agreement will not have any impact on Fund expenses.

The Sub-Agreement will become effective on the date it is approved by the shareholders of the Fund, and will remain in force for an initial term expiring April 30, 1997. After the expiration of the initial term, the Sub-Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Each such continuance also must be approved by a majority of the directors of the Company who are not parties to the Sub-Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Sub-Agreement may be terminated at any time without penalty by either party upon 60 days' written notice, or by the Fund upon notice to INVESCO and IAM, and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder. Any amendments to the Sub-Agreement must be agreed to by IAM and INVESCO; provided, however, that no material amendments can be made unless they are approved by a majority of the directors of the Company, including a majority of the directors who are not parties to the Sub-Agreement or interested persons (as defined in the 1940 Act) of any such party, and a majority of the outstanding voting securities of the Fund.

The Sub-Agreement contains various provisions related to IAM's membership in the Investment Management Regulatory Organization in the United Kingdom and IAM's compliance with the rules and regulations of that organization. The Sub-Agreement provides that INVESCO will indemnify IAM against certain liabilities arising in connection with IAM's performance of its duties under the Sub- Agreement. The Sub-Agreement also contains a section providing that IAM will have no liability in connection with its performance of sub-advisory services, except for situations involving willful misfeasance, bad faith or negligence.

Additional Information Concerning IAM and INVESCO

The Company's board of directors also has selected IAM to serve as sub-adviser to the INVESCO European Fund and INVESCO Pacific Basin Fund series of the Company. In addition, the board of directors of

INVESCO Specialty Funds, Inc. has selected IAM to serve as sub- adviser to INVESCO's two other international mutual funds, INVESCO European Small Company Fund and INVESCO Latin American Growth Fund. IAM has served as sub-adviser to all of these funds since November 10, 1995, in consideration of INVESCO's payment of the sub-advisory fees set forth below:

                           Total Net Assets           Annual Sub-Advisory
Fund                    As of October 31, 1995             Fee Schedule
----                    ----------------------        -------------------

INVESCO European Fund       $224,186,151              0.45% on the first
                                                      $350 million of the
                                                      fund's average net
                                                      assets; 0.40% on the
                                                      next $350 million of
                                                      the fund's average
                                                      net assets; and
                                                      0.35% on the fund's
                                                      average net assets
                                                      in excess of $700
                                                      million.

INVESCO Pacific Basin Fund  $154,373,664              0.45% on the first
                                                      $350 million of the
                                                      fund's average net
                                                      assets; 0.40% on the
                                                      next $350 million of
                                                      the fund's average
                                                      net assets; and
                                                      0.35% on the fund's
                                                      average net assets
                                                      in excess of $700
                                                      million.

INVESCO European Small        $6,865,837              0.375% on the first
  Company Fund                                        $500 million of the
                                                      fund's average net
                                                      assets; 0.325% on
                                                      the next $500
                                                      million of the
                                                      fund's average net
                                                      assets; and 0.275%
                                                      on the fund's
                                                      average net assets
                                                      in excess of $1
                                                      billion.*

INVESCO Latin American         7,420,214              0.375% on the first
  Growth Fund                                         $500 million of the
                                                      fund's average net
                                                      assets; 0.325% on
                                                      the next $500
                                                      million of the
                                                      fund's average net
                                                      assets; and 0.275%
                                                      on the fund's
                                                      average net assets
                                                      in excess of $1
                                                      billion.*

*Certain fund expenses are being absorbed voluntarily by INVESCO and IAM pursuant to a commitment to this fund, in order to ensure that expenses for the fund will not exceed 2.00% of the fund's average net assets. This commitment may be changed following consultation with the fund's board of directors.

The principal executive officer of IAM is Norman M. Riddell, who is Chairman of the company. In addition to Mr. Riddell, the directors of IAM, and their positions with the company, are as follows: Jeffrey C. Attfield, Chief Executive; Sarah C. Bates, Managing Director - Investment Trust Division; Francesco Bertoni, Investment Director - Global Equities; Anthony Broccardo, Portfolio Manager - Asset Allocation; Ian A. Carstairs, Investment Director - U.K. Equities; Adam D. Cooke, Director - Institutional Business Group; Peter S. Dawson, Investment Director - Treasury/Dealing; David C. Gillan, Director -
Institutional Business Group; Peter J. Glynne- Percy, Director, Investment Management; Tristan P. Hillgarth, Executive Director - Investment Management; David C. Hypher, Director - Institutional Business Group; Jeremy C. Lambourne, Director - Finance; Rory S. Powe, Investment Director - European Equities; Jennifer M. Prince, Project Director - Central Management; Riccardo Ricciardi, Investment Director - Investment Management; and Alan C. Wren, Executive Director - Management. The address of each of these individuals is 11 Devonshire Square, London, EC2M 4YR England.

Four of the Company's twelve directors are affiliated with INVESCO PLC and/or its subsidiaries. Charles W. Brady, chairman of the Company, is chairman and chief executive officer of INVESCO PLC and a director of various subsidiaries thereof. Dan J. Hesser, president and a director of the Company, is chairman, president and chief executive officer of INVESCO. Frank M. Bishop, a director of the Company, is president and chief operating officer of INVESCO Inc. and a director of INVESCO. R. Dalton Sim, a director of the Company, is chairman, president and chief executive officer of INVESCO Trust Company, a wholly-owned subsidiary of INVESCO, and is a director of INVESCO. Other executive officers of the Company who are also officers of INVESCO are: Ronald L. Grooms, treasurer of the Company and senior vice president and treasurer of INVESCO; Glen A. Payne, secretary of the Company and vice president, general counsel and secretary of INVESCO; William J. Galvin, Jr., assistant secretary of the Company and senior vice president of INVESCO; Alan I. Watson, assistant secretary of the Company and vice president of INVESCO; and Judy P. Wiese, assistant treasurer of the Company and vice president of INVESCO.


Reasons for the Sub-Advisory Agreement

      As discussed above, since December 31, 1993, INVESCO has managed the Fund's portfolio using a team of portfolio managers based in London. Although the portfolio managers have been subject to the direction and supervision of INVESCO in performing such services, the portfolio managers' principal occupations  are as  employees  of  IAM.  Therefore,  Fund  management  and  the
Company's board of directors has determined that it would be desirable for INVESCO to enter into the Sub-Agreement with IAM. As INVESCO's primary investment management affiliate in Europe, IAM is experienced in managing international investments for pension funds, investment trusts, unit trusts and various investment portfolios on behalf of private clients, charities, corporations and foreign financial institutions. The board believes that IAM will provide the Fund with high quality portfolio management services and, as noted above, also has selected IAM to be the sub-adviser to the Company's other international funds. The appointment of IAM as sub- adviser to the Fund will have no effect whatsoever on the services provided to the Fund. The individuals who currently are managing the Fund's portfolio will not change. There will be no change in INVESCO's ultimate legal responsibility for the performance of portfolio management services to the Fund, since the Investment Advisory
Agreement between the Company and INVESCO will continue in effect. Finally, there will be no change in the fees or expenses paid by the Fund, since IAM's sub-advisory fees will be paid by INVESCO, not the Fund.

      For the  reasons  discussed  above,  the  Company's  board  of  directors,
including  all  of  the  independent   directors,   is  recommending   that  the
shareholders approve the Sub-Agreement.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL 1.

PROPOSAL 2: APPROVAL OF INCREASE IN THE FUND'S LIMIT ON INVESTING IN COMPANIES LOCATED IN DEVELOPING COUNTRIES

      The Company's board of directors also has approved, and authorized submitting to the shareholders for their approval, a proposal to increase the limit on the Fund's ability to invest in companies located in developing countries from 10% to 20% of the Fund's total assets. In general, Fund management considers any country that is not included in the Morgan Stanley Capital International ("MSCI") World Index to be a developing country. The MSCI World Index currently consists of the following countries: the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Malaysia, Singapore, and the nations of Western Europe (other than Greece, Portugal and Turkey). In addition, the MSCI World Index includes certain South African gold mining companies. Thus, with the exceptions noted above, developing countries generally include the countries located in Central and South America, Middle and Eastern Europe, Asia and Africa.

      Shareholders should recognize that, compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade only a small number of securities. Prices in these markets tend to be volatile. In addition, investments in developing countries are subject to the same risks as those involved in foreign investments generally. These include risks of fluctuations in foreign currency exchange rates, political and economic instability, the difficulty of predicting international trade patterns, and the possible imposition of exchange controls. In addition, there may be less information publicly available about foreign companies than about domestic companies, and there is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States. Moreover, with respect to certain foreign countries, there may be a possibility of expropriation or confiscatory taxation. Nevertheless, Fund management believes that if these risks are properly monitored, increasing the Fund's ability to invest in companies located in developing countries could be beneficial for the Fund and its shareholders, without unduly increasing the investment risk presented by the Fund's portfolio securities.

      While the current 10% limitation on investing in developing country issuers may have been appropriate when the Fund commenced operations in 1987, a number of factors have changed in relation to the Fund's current investment environment. First, the dimension of the developing markets has changed. While developing countries accounted for less than 5% of the available non-U.S. equity universe in 1983, they now represent over 15%. Many of these countries have liquid markets in which large companies that are enjoying rapid rates of growth are traded.

      Second, a number of the Fund's competitors do not have similar limitations on investments in developing countries. This has given them an advantage over the Fund during certain market cycles when developing markets have outperformed many more established markets. For example, the MSCI Emerging Markets Global Index (currently consisting of 19 developing countries plus Malaysia) has outperformed the MSCI EAFE Index (composed of developed countries in Europe and the Far East, plus Australia) in five of the seven full calendar years since the Fund's inception. While past performance is not a guarantee of future results, the performance of these indices, assuming no reinvestment of dividends, for the years 1988 through 1994, and the first nine months of 1995, is set forth below:
                                                                           1995
                    1988    1989   1990    1991   1992    1993   1994  (9 mos.)
                    ----    ----   ----    ----   ----    ----   ----  --------

MSCI Emerging
 Markets Global    81.8%   68.8% -44.0%   33.1%  26.8%   69.4%  -7.7%    -9.5%

MSCI EAFE          31.5%   22.5% -37.1%   13.6%   6.4%   33.5%   0.5%     4.4%

From January 1988 through September 1995, the MSCI Emerging Markets Global Index is up a cumulative 245.7% versus 44.7% for the MSCI EAFE Index, assuming no reinvestment of dividends.

      Finally, while developing markets individually are more volatile than the larger, more developed markets, taken together they provide useful diversification characteristics. This is due to the fact that the movements in these markets do not correlate closely to each other or, more significantly, to their larger counterparts. Increasing the Fund's flexibility to invest in developing country issuers would give it the ability to adjust the portfolio in light of changing market conditions in an effort to improve the Fund's overall performance. There can be no assurance, however, that increasing the Fund's ability to invest in companies located in developing countries will improve the Fund's performance.

      For the reasons discussed above, the Company's board of directors, including all of the independent directors, is recommending that the shareholders approve increasing the limit on the Fund's ability to invest in companies located in developing countries from 10% to 20% of the Fund's total assets. If approved by the shareholders, this policy change will take effect as soon as possible after any remaining legal prerequisites to implementation of the proposal have been satisfied. If the proposal is not approved, the Fund's current 10% of total assets limit on investments in developing country issuers will remain unchanged.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL 2.

                                OTHER BUSINESS

      The management of the Fund has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                            SHAREHOLDER PROPOSALS

      The Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, 7800 East Union Avenue, Denver, Colorado 80237.

                                    By Order of the Board of Directors,


                                    Glen A. Payne
                                    Secretary
                                    December 18, 1995

PRELIMINARY COPY

TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN PROMPTLY

                      INVESCO INTERNATIONAL FUNDS, INC.
                      INVESCO INTERNATIONAL GROWTH FUND

                PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                               FEBRUARY 2, 1996

The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of INVESCO International Funds, Inc. - INVESCO International Growth Fund (the "Fund") to be held at the offices of the Fund, 7800 East Union Avenue, Denver, Colorado 80237, on Friday, February 2, 1996, at 10:00 a.m. (Mountain time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated December 18, 1995, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, WHICH RECOMMENDS
A VOTE "FOR:"

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

                                                             Vote on Proposal
                                                       For   Against  Abstain

1.   Proposal to approve the Sub-Advisory
Agreement between INVESCO Funds Group, Inc.
and INVESCO Asset Management Limited                   [  ]    [  ]     [  ]

2.   Proposal to approve increasing the
Fund's limit on investing in companies
located in developing countries from 10%
to 20% of the Fund's total assets                      [  ]    [  ]     [  ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. THANK YOU.

----------------------              --------------------    ----------
Signature                           Signature               Date
                                    (Joint Owners)

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.